Exhibit 23

INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement Nos. 33-61592, 333-49595, 333-44605 and 33-63021 of Merisel, Inc. on Form S-8 of our
report dated March 26, 2004, appearing in this Annual Report on Form 10-K of Merisel, Inc. for the year ended December 31, 2003.

DELOITTE & TOUCHE LLP

Los Angeles, California
March 29, 2004